Prudential Investment Portfolios 16

PGIM Income Builder Fund

(the "Fund")

Supplement dated March 15, 2024

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI and retain it for future reference.

Effective immediately, Mr. Manoj Rengarajan will replace Mr. Peter Vaiciunas as a portfolio manager on the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.All references to Mr. Vaiciunas are hereby removed from the Fund's Summary Prospectus, Prospectus and SAI.

2.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Rengarajan:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Quantitative	Manoj	Principal and Portfolio	March 2024
LLC	Solutions LLC	Rengarajan, CFA	Manager

3.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers" is hereby revised by adding the following professional biography for Mr. Rengarajan:

Manoj Rengarajan, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions, working within the Multi- Asset team. He is responsible for portfolio management, investment strategy, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Manoj was a Senior Portfolio Manager of PGIM Global Partners, where he provided portfolio advisory services for global and regional portfolios. Previously, Manoj was an Analyst at Allianz Hedge Fund Partners and a Program Manager at Pershing, a division of BNY Mellon. Manoj received a BE in engineering from the Birla Institute of Technology and Science, Pilani, in India, an MBA from the Indian Institute of Management Calcutta in India, and an MFE from the University of California, Berkeley. He is a member of the CFA Society New York.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Rengarajan:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets

PGIM		22/$36,696,769,986	0/$0	10/$658,575,792
Quantitative	Manoj
Solutions LLC	Rengarajan*

*Information is as of December 31, 2023.

5.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Rengarajan:

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Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies
PGIM Quantitative Solutions	Manoj Rengarajan*	None

The dollar range for Manoj Rengarajan's investment in the Fund as of December 31, 2023 is as follows: None. *Information is as of December 31, 2023.

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